UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 18, 2000


                                 FX ENERGY, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                         0-25386                87-0504461
-------------------------------  ------------------------   -------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
incorporation or organization)                              Identification No.)


            3006 Highland Drive
                 Suite 206
           Salt Lake City, Utah                                  84106
 ----------------------------------------                      ----------
 (Address of Principal Executive Offices)                      (Zip Code)


               Registrant's Telephone Number, including Area Code:
                                 (801) 486-5555
                                 --------------


                                       N/A
              ----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                         if changed since last report)

--------------------------------------------------------------------------------
                              ITEM 5. OTHER EVENTS
--------------------------------------------------------------------------------

On December 18, 2000, FX Energy announced that it had entered into a gas purchase contract with Polish Oil and Gas Company ("POGC"), under which POGC will purchase the gas produced from FX Energy's Kleka 11 discovery well in western Poland. FX Energy owns a 49% interest in the well and POGC owns the remaining 51%. FX Energy is the first foreign company to sign a gas purchase contract with POGC and will be the first western company to produce and sell gas from a discovery in Poland.

FX Energy believes that signing this contract with POGC will allow FX Energy to expand its exploration and development programs in Poland.

FX Energy also reported that drilling  operations are continuing on three wells:
Mieszkow 1 operated by POGC, Tuchola 108-2, and Annopol 254-1, both operated by Apache Corporation.

                               ___________________

This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 1999 annual report on Form 10-K and other SEC reports.

--------------------------------------------------------------------------------
                                   SIGNATURES
--------------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           FX ENERGY, INC.
                                           Registrant



Dated:  December 20, 2000                  By /s/ Scott J. Duncan
                                              --------------------------------
                                              Scott J. Duncan, Vice-President

                                       2